SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 6, 2002

Mobile Area Networks, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

333-18439	59-3482752
(Commission File Number)	(I.R.S. Employer Identification No.)

1275 Lake Heathrow Lane, Suite 115, Heathrow, Florida	32746
(Address of Principal Executive Offices)	(Zip Code)

407-333-2350
(Registrant’s Telephone Number, Including Area Code)

Item  4.    Changes in Registrant’s Certifying Accountants

(a)	Termination of previous independent accountants.

On August 6, 2002 the Company dismissed its independent public accountants Parks, Tschopp, Whitcomb, & Orr, P.A.

(i)
There have been no disagreements between the Company and PTWO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the duration of its engagement.

(b)	Engagement of New Independent Accountants

Effective August 5, 2002 the Company engaged Rotenberg & Company, LLP to serve as the Company’s independent auditors for the current period and for the year ended December 31, 2002.

During the two most recent fiscal years and through the date of this Form 8-K, the Company did not consult with Rotenberg & Company, LLP regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE AREA NETWORKS, INC.

(Registrant)

Date: August 8, 2002	By:	/s/ GEORGE WIMBISH
George Wimbish, President & Chief Executive Officer

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